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                                                                    EXHIBIT-10.4

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

      AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT dated as of August 31, 1998, by and among STARMEDIA NETWORK, INC., a Delaware corporation (the "Company"), Jack C. Chen and Fernando J. Espuelas (the "Founders"), and the persons identified as Purchasers on the signature pages hereto (the "Purchasers").

      WHEREAS, the Founders are the holders of certain shares of Common Stock (as defined herein); and

      WHEREAS, the Purchasers are the holders of certain Preferred Shares (as defined herein); and

      WHEREAS, the parties hereto include all of the parties to that certain Registration Rights Agreement, dated as of July 25, 1997 (as amended by Amendment No. 1 thereto, dated as of February 20, 1998, and by Amendment No. 2 thereto, dated as of August 24, 1998, the "Original Agreement"); and

      WHEREAS, the parties hereto desire to amend and restate the Original Agreement in its entirety as set forth herein and, to the extent not a party to the Original Agreement, to become a party hereto; and

      WHEREAS, the parties hereto are willing to execute this Agreement and be bound by the provisions hereof;

      NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

      1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

      "Common Stock" shall mean the Common Stock, par value $0.001 per share, of the Company.

      "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

      "Conversion Shares" shall mean the shares of Common Stock issued or issuable upon conversion of the Preferred Shares.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Founders Stock" shall mean and include all shares of Common Stock held by the Founders, the certificates for which are required to bear the legend set forth in Section 2 hereof, excluding Founders Stock which has been (i) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (ii) publicly sold pursuant to Rule 144 under the Securities Act.

      "Preferred Shares" shall mean and include all shares of Series A Convertible Preferred Stock, $.001 par value, of the Company, Series B Convertible Preferred Stock, $.001 par value, of the Company and Series C Convertible Preferred Stock, $.001 par value, of the Company now owned or hereafter acquired by any of the Purchasers.

      "Public Sale" shall mean any sale of Preferred or Common Stock to the public pursuant to an offering registered under the Securities Act or to the public pursuant to the provisions of Rule 144 (or any successor or similar rule) adopted under the Securities Act.

      "Registration Expenses" shall mean the expenses so described in Section 8 hereof.

      "Restricted Stock" shall mean the Conversion Shares, the certificates for which are required to bear the legend set forth in Section 2 hereof, excluding Conversion Shares which have been (i) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (ii) publicly sold pursuant to Rule 144 under the Securities Act.

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" shall mean the expenses so described in Section 8 hereof.

      2. Restrictive Legend. Each certificate representing one or more shares of Restricted Stock or Founders Stock, and each certificate issued upon exchange or transfer thereof, other than in a Public Sale or as otherwise permitted by the last paragraph of Section 3, shall be stamped or otherwise imprinted with a legend substantially in the following form:

            "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

      3. Notice of Proposed Transfer. Prior to any proposed transfer of any share of Restricted Stock or Founders Stock (other than under the circumstances described in Section 4, 5 or 6 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company (it being agreed that Kalow, Springut & Bressler shall be satisfactory) to the effect that the proposed transfer of the Founders Stock or Restricted Stock, as the case may be, may be effected without registration under the Securities Act, whereupon the holder of such Founders Stock or Restricted Stock, as the case may be, may transfer such Founders Stock or Restricted Stock, as the case may be, in accordance with the terms of its notice, provided, however, that no such opinion or other documentation shall be required if such notice shall cover a distribution by a partnership to its partners or by a limited liability company to its members. Each certificate of Founders Stock or Restricted Stock, as the case may be, transferred as above provided shall bear the legend set forth in
Section 2, unless (i) such transfer is to the public in accordance with the provisions of Rule 144 (or any other rule permitting Public Sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a Public Sale without registration under the Securities Act. The restrictions provided for in this Section shall not apply to securities that are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

      4. Required Registration. (a) At any time on or after the first anniversary of the effective date of an initial public offering of the Company's Common Stock under the Securities Act, each of (i) Chase Venture Capital Associates, L.P. ("Chase"), (ii) Warburg, Pincus Equity Partners, L.P. ("Warburg"), and (iii) the holders of Restricted Stock constituting at least a majority of the total Restricted Stock outstanding at such time may, on one occasion only, request the Company to register all or any portion of the Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice; provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock.

            (b) Promptly following receipt of any notice under this Section 4, the Company shall immediately notify any holders of Restricted Stock from whom notice has not been received and any holder of Founders Stock and shall use its best efforts to register under the Securities Act, for Public Sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in any notices received from other holders of Restricted Stock and holders of Founders Stock within twenty (20) days after their receipt of notice from the Company), provided, however, that the number of shares of Restricted Stock and Founders Stock to be included in such an underwriting may be reduced (first, pro rata among the requesting holders of Founders Stock based upon the number of shares of Founders Stock owned by such holders and then, if necessary, pro rata among holders of Restricted Stock based upon the number of shares of Restricted Stock owned by such holder) if and to the extent that the managing underwriter, if the proposed method of disposition specified by the requesting holders shall be an underwritten public offering, shall be of the opinion that such inclusion would materially adversely affect the marketing of the Restricted Stock. If such method of disposition shall be an underwritten public offering, the Company shall designate the managing underwriter of such offering, subject to the approval of the selling holders of a majority of the Restricted Stock covered by the offering, which approval shall not be unreasonably withheld. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on three (3) occasions only, provided that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

            (c) Notwithstanding anything to the contrary in this Agreement, the Company may delay for up to 90 days the filing or effectiveness of a registration statement pursuant to a request under this Section 4 if the Board of Directors of the Company shall determine that such a registration would not be in the best interests of the Company at such time, during which period the requesting holders may withdraw their request, in which case the requesting holders will not have been deemed to have made a request for registration under this Section 4.

            (d) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock (if any) to be sold. Except for registration statements on Form S-4, S-8 or any successors thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from a requesting holder or holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby or withdrawal of such registration.

      5. Form S-3 Registration. (a) If at any time (i) the Company shall receive from any holder or holders of Restricted Stock a written request or requests that the Company effect a registration of all or any portion of the shares of Restricted Stock on Form S-3 or any successor thereto, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, the Company will:

                        (A) promptly give written notice of the proposed
            registration, and any related qualification or compliance, to all other holders of any shares of Restricted Stock and all holders of Founders Stock; and

                        (B) as soon as practicable, effect such registration
            (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other government requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such holder's Restricted Stock as are specified in such request, together with all or such portion of the Restricted Stock of any other holder or holders of Restricted Stock and all or such portion of Founders Stock of any holder or holders of Founders Stock joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company, ), provided, however, that the number of shares of Restricted Stock and Founders Stock to be included in such an underwriting may be reduced (first, pro rata among the requesting holders of Founders Stock based upon the number of shares of Founders Stock owned by such holders and then, if necessary, pro rata among holders of Restricted Stock based upon the number of shares of Restricted Stock owned by such holder) if and to the extent that the managing underwriter, if the proposed method of disposition specified by the requesting holders shall be an underwritten public offering, shall be of the opinion that such inclusion would materially adversely affect the marketing of the Restricted Stock, and provided further that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 5 (A) more than once in any 180 day period. Subject to the foregoing, the Company shall file a registration statement covering the Restricted Stock and Founders Stock, if any, so requested to be registered as soon as practicable after receipt of the request or requests of the holder or holders of Restricted Stock to do so.

      Notwithstanding anything to the contrary in this Agreement, (i) the Company may delay for up to 90 days the filing or effectiveness of a registration statement pursuant to a request under this Section 5 if the Board of Directors of the Company shall determine such registration would not be in the best interests of the Company at such time, during which period the requesting holders may withdraw their request, in which case the requesting holders will not have been deemed to have made a request for registration under this Section 5.

            (b) Registrations effected pursuant to this Section 5 shall not be counted as requests for registration effected pursuant to Section 4.

      6. Incidental Registration. If the Company at any time (other than pursuant to Section 4 or 5 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 or S-8, any successors thereto or any other form not available for registering the Restricted Stock for sale to the public or a Form S-1 covering solely an employee benefit plan), it will give written notice at such time to all holders of outstanding Restricted Stock and Founders Stock of its intention to do so. Upon the written request of any such holder, given within thirty (30) days after receipt of any such notice by the Company, to register any of its Restricted Stock or Founders Stock, as the case may be (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock or Founders Stock or both, as the case may be, as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock or Founders Stock, as the case may be, so registered; provided that nothing herein shall prevent the Company from abandoning or delaying any such registration at any time. In the event that any registration pursuant to this Section 6 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 6 to register Restricted Stock or Founders Stock, as the case may be, shall specify that either (i) such Restricted Stock or Founders Stock, as the case may be, is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock or Founders Stock, as the case may be, is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock or Founders Stock or both, as the case may be, to be included in such an underwriting may be reduced (first, pro rata among the requesting holders of Founders Stock based upon the number of shares of Founders Stock owned by such holders and then, if necessary, pro rata among the other requesting holders of Restricted Stock, based upon the number of shares of Restricted Stock owned by such holders), if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock or Founders Stock.

      7. Registration Procedures. If and whenever the Company is required by the provisions of Section 4, 5 or 6 hereof to use its best efforts to effect the registration of any of the Restricted Stock or Founders Stock or both, as the case may be, under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4 hereof, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock or Founders Stock or both, as the case may be, covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the Public Sale or other disposition of the Restricted Stock or Founders Stock or both, as the case may be, covered by such registration statement;

                  (d) use its best efforts to register or qualify the Restricted Stock or Founders Stock or both, as the case may be, covered by such registration statement under


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

      the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or Founders Stock or both, as the case may be, and in the case of an underwritten public offering, the managing underwriter, shall reasonably request (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any jurisdiction);

                  (e) use its best efforts to list the Restricted Stock or Founders Stock or both, as the case may be, covered by such registration statement with any securities exchange on which any Common Stock of the Company is then listed;

                  (f) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (g) use its best efforts (if the offering is underwritten and at the request of any seller of Restricted Stock) to furnish, at the request of any seller, on the date that Restricted Stock or Founders Stock or both, as the case may be, is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request; and

                  (h) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

For purposes of paragraphs (a) and (b) above and of Section 4(c) hereof, the period of distribution of Restricted Stock or Founders Stock or both, as the case may be, in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock or Founders Stock or both, as the case may be, in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock or Founders Stock or both, as the case may be, covered thereby or six months after the effective date thereof.

      In connection with each registration hereunder, the selling holders of Restricted Stock or Founders Stock, as the case may be, will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

      In connection with each registration pursuant to Sections 4, 5 and 6 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between managing underwriters and companies of the Company's size and investment stature, provided, however, that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, that the time and place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter.

      8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 or 6 hereof, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and expenses of not more than one counsel for the sellers of Restricted Stock and not more than one counsel for the sellers of Founders Stock, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock or Founders Stock are herein called "Selling Expenses".

      The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Sections 4, 5 and 6 hereof. All Selling Expenses in connection with any registration statement filed pursuant to Section 4, 5 or 6 hereof shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

      9. Indemnification. (a) In the event of a registration of any of the Restricted Stock or Founders Stock or both, as the case may be, under the Securities Act pursuant to Section 4, 5 or 6 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock or Founders Stock, as the case may be, thereunder and each underwriter of Restricted Stock or Founders Stock, as the case may be, thereunder and each officer, director and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock or Founders Stock, as the case may be, was registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus; and provided further, that the Company shall not be liable to and does not indemnify any underwriter in the offering or sale of Restricted Stock or Founders Stock, or any person who, within the meaning of the Securities Act, controls any underwriter, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be supplemented or amended, to the person asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Restricted Stock or Founders Stock to such person, if such statement or omission was corrected in such final prospectus.

            (b) In the event of a registration of any of the Restricted Stock or Founders Stock or both, as the case may be, under the Securities Act pursuant to
Section 4, 5 or 6 hereof, each seller of such Restricted Stock or Founders Stock, as the case may be, thereunder, severally and not jointly, will indemnify and hold harmless the Company and each officer, director and each other person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock or Founders Stock, as the case may be, was registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Restricted Stock or Founders Stock, as the case may be, covered by such registration statement; and provided further, that such seller shall not be liable to and does not indemnify any underwriter in the offering or sale of Restricted Stock or Founders Stock, or any person who, within the meaning of the Securities Act, controls any underwriter, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be supplemented or amended, to the person asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Restricted Stock or Founders Stock to such person, if such statement or omission was corrected in such final prospectus.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

      Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Restricted Stock and Founders Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under paragraph (c) of this Section 9. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the sellers of such Restricted Stock and Founders Stock, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the sellers of Restricted Stock and Founders Stock agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the sellers of such Restricted Stock and Founders Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Restricted Stock and Founders Stock shall not be required to contribute any amount in excess of the amount, if any, by which the net proceeds received by such sellers for the Common Stock sold by each of them under such registration statement exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

      The indemnification of underwriters provided for in this Section 9 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock or Founders Stock or both, as the case may be, in such underwriting shall at the sellers' request be modified to conform to such terms and conditions.

      10. Changes in Restricted Stock. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed and shall apply to any securities received in any such transaction.

      11. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

            (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

            (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to general equity principles and to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      12. Rule 144 Reporting. The Company agrees with you as follows:

            (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date it is first required to do so.

            (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

            (c) The Company shall furnish to such holder of Restricted Stock or Founders Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after the date it first becomes subject to such reporting requirements), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock or Founders Stock to sell any such securities without registration.

      13. Miscellaneous. (a) Each holder of Restricted Stock and Founders Stock will agree, to the extent reasonably requested by any underwriter of securities of the Company in connection with an initial public offering of the Company's Common Stock, to enter into an agreement consistent with then market practice for major bracket underwriters not to sell or otherwise transfer or dispose of any shares of Common Stock for such period of time (not to exceed 180 days) following the effective date of a registration statement of the Company filed under the Securities Act, which agreement shall also bind the Founders, executive officers, directors, and other shareholders on terms and conditions substantially similar to those which shall apply to holders of Restricted Stock and Founders Stock.

            (b) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto, including, without limitation, the rights to indemnification under Section 9 hereof, shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock or Founders Stock, as the case may be, shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Stock and the Founders Stock.

            (c) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

            if to the Company, to it at 29 West 36th Street, New York, New York 10018, Attn: President, with a copy to Justin K. Macedonia, Esq., Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, NY 10004;

            if to any holder of Restricted Stock, to him, her or it, as the case may be, at its address as set forth on Annex I hereto or on the applicable counterpart signature page hereto, with a copy to Jay S. Rand, Esq., Kalow, Springut & Bressler, 488 Madison Avenue, New York, New York 10022;

            if to any holder of Founders Stock, to him, her or it, as the case may be, at its address as set forth on Annex II hereto, with a copy to Justin K. Macedonia, Esq., Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, NY 10004;

            if to any subsequent holder of Restricted Stock or Founders Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock or Founders Stock), or to the holders of Restricted Stock or Founders Stock (in the case of the Company).

            (d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            (e) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing executed by the Company, the holders of 51% of the total number of shares of Restricted Stock and the holders of 51% of the total number of shares of Founders Stock; provided, however, that no amendment to Section 4 of this Agreement adverse to Chase or Warburg shall be effective without the additional written consent of such party.

            (f) This Agreement may be executed in two or more counterparts, by original or facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (g) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

            (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                       [This Page Intentionally Ends Here]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    STARMEDIA NETWORK, INC.


                                    By: /s/ Jack Chen
                                        -----------------------
                                        Name:  JACK CHEN
                                        Title: PRESIDENT


                                    FOUNDERS:


                                    /s/ Fernando Espuelas
                                    ---------------------------
                                         Fernando Espuelas


                                    /s/ Jack Chen
                                    ---------------------------
                                             Jack Chen


                                    PURCHASERS:

                                    THE FLATIRON FUND LLC


                                    By:
                                        -----------------------
                                        Name:
                                        Title:


                                    FLATIRON FUND 1998/99, LLC


                                    By:
                                        -----------------------
                                        Name:
                                        Title:

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    STARMEDIA NETWORK, INC.


                                    By:
                                        -----------------------
                                        Name:
                                        Title:


                                    FOUNDERS:


                                    ---------------------------
                                         Fernando Espuelas


                                    ---------------------------
                                             Jack Chen


                                    PURCHASERS:

                                    THE FLATIRON FUND LLC


                                    By: /s/ Fred Wilson
                                        -----------------------
                                        Name:  Fred Wilson
                                        Title: Managing Member


                                    FLATIRON FUND 1998/99, LLC


                                    By: /s/ Fred Wilson
                                        -----------------------
                                        Name:  Fred Wilson
                                        Title: Managing Member

                                    PURCHASERS:

                                    CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                    By: Chase Capital Partners, its General
                                        Partner


                                    By: /s/ Donald J. Hofman, Jr.
                                        -----------------------------------
                                        Name:  Donald J. Hofman, Jr.
                                        Title: General Partner


                                    NEW YORK CITY INVESTMENT FUND, LLC


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    INTEL CORPORATION


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    WARBURG, PINCUS EQUITY PARTNERS, L.P.


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    WARBURG, PINCUS VENTURES INTERNATIONAL,
                                      L.P.


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                    PURCHASERS:

                                    CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                    By: Chase Capital Partners, its General
                                        Partner


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    NEW YORK CITY INVESTMENT FUND, LLC


                                    By: /s/ Kathlyn Wylde
                                        -----------------------------------
                                        Name:  Kathlyn Wylde
                                        Title: President & CEO


                                    INTEL CORPORATION


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    WARBURG, PINCUS EQUITY PARTNERS, L.P.


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    WARBURG, PINCUS VENTURES INTERNATIONAL,
                                      L.P.


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                    PURCHASERS:

                                    CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                    By: Chase Capital Partners, its General
                                        Partner


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    NEW YORK CITY INVESTMENT FUND, LLC


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    INTEL CORPORATION

                   -----------
                    LEGAL OK        By: /s/ Diane R. Labrader
                   -----------          -----------------------------------
                   TLR 9/24/92          Name:  Diane R. Labrader
                   -----------          Title: Asst Treasurer


                                    WARBURG, PINCUS EQUITY PARTNERS, L.P.


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    WARBURG, PINCUS VENTURES INTERNATIONAL,
                                      L.P.


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:

     Intel/StarMedia -- Amended and Restated Registration Rights Agreement

                                    PURCHASERS:

                                    CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                    By: Chase Capital Partners, its General
                                        Partner


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    NEW YORK CITY INVESTMENT FUND, LLC


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    INTEL CORPORATION


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                    WARBURG, PINCUS EQUITY PARTNERS, L.P.


                                    By: /s/ Gary Nussbaum
                                        -----------------------------------
                                        Name:  Gary Nussbaum
                                        Title: Managing Director


                                    WARBURG, PINCUS VENTURES INTERNATIONAL,
                                      L.P.


                                    By: /s/ Gary Nussbaum
                                        -----------------------------------
                                        Name:  Gary Nussbaum
                                        Title: Managing Director

                                    PURCHASERS:


                                    /s/ Albert S. Waxman
                                    -----------------------------------------
                                             Albert S. Waxman, Ph.D.


                                    -----------------------------------------
                                                David Rockefeller


                                    -----------------------------------------
                                                 Henry R. Kravis


                                    AURORA INVESTMENTS LLC


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                    PURCHASERS:


                                    -----------------------------------------
                                             Albert S. Waxman, Ph.D.

                                    By: Rockefeller & Co., Inc. as
                                        Attorney-in-Fact


                                    /s/ William L. Asmundson
                                    -----------------------------------------
                                              for David Rockefeller
                                        Name:  William L. Asmundson
                                        Title: Authorized Signatory


                                    -----------------------------------------
                                                 Henry R. Kravis


                                    AURORA INVESTMENTS LLC


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                    PURCHASERS:


                                    -----------------------------------------
                                             Albert S. Waxman, Ph.D.


                                    -----------------------------------------
                                                David Rockefeller


                                    /s/ Henry R. Kravis
                                    -----------------------------------------
                                                 Henry R. Kravis


                                    AURORA INVESTMENTS LLC


                                    By: /s/ Henry R. Kravis
                                        -------------------------------------
                                        Name:  Henry R. Kravis
                                        Title: Member

                          COUNTERPART SIGNATURE PAGE TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
                           DATED AS OF AUGUST 31, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Amended and Restated Registration Rights Agreement dated as of August 31, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, a Purchaser thereunder.

                                    PURCHASER:

                                    PLATINUM VENTURE PARTNERS II, L.P.


                                    /s/ Michael A. Santer
                                    ----------------------------------
                                    Signature

                                    MICHAEL A. SANTER
                                    ----------------------------------
                                    Print Name:

                                    ADDRESS:

                                    1815 South Meyers Road
                                    ----------------------------------
                                    Oakbrook Terrace, IL 60181
                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
                           DATED AS OF AUGUST 31, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Amended and Restated Registration Rights Agreement dated as of August 31, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, a Purchaser thereunder.

                                    PURCHASER:

                                    FLATIRON ASSOCIATES, LLC

                                    By: Flatiron Partners, LLC, Manager


                                    /s/ Fred Wilson
                                    ----------------------------------
                                    Signature

                                    Fred Wilson
                                    ----------------------------------
                                    Print Name

                                    Address:

                                    257 Park Avenue South
                                    ----------------------------------
                                    New York, NY 10010
                                    ----------------------------------
                                    Attn: Mr. Fred Wilson
                                    ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
                           DATED AS OF AUGUST 31, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Amended and Restated Registration Rights Agreement dated as of August 31, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, a Purchaser thereunder.

                                    PURCHASER:


                                    /s/ Robert K. Hamshaw
                                    ----------------------------------
                                    Signature

                                    ROBERT K. HAMSHAW
                                    ----------------------------------
                                    Print Name

                                    Brentwood Corporation

                                    Address:

                                    Apartado 87-2106, Zona 7
                                    ----------------------------------
                                    Panama
                                    ----------------------------------
                                    Republica de Panama
                                    ----------------------------------

                                    ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
                           DATED AS OF AUGUST 31, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Amended and Restated Registration Rights Agreement dated as of August 31, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, a Purchaser thereunder.

                                    PURCHASER:

                                    New Crussul Holdings Inc.


                                    /s/ Artur Paxoto
                                    ----------------------------------
                                    Signature

                                    ARTUR PAXOTO
                                    ----------------------------------
                                    Print Name

                                    Address:


                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
                           DATED AS OF AUGUST 31, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Amended and Restated Registration Rights Agreement dated as of August 31, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, a Purchaser thereunder.

                                    PURCHASER:


                                    /s/ [ILLEGIBLE]
                                    ----------------------------------
                                    Signature

                                    Rosewood Ventures Ltd
                                    ----------------------------------
                                    Print Name

                                    Address:


                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

                            STARMEDIA NETWORK, INC.

                          COUNTERPART SIGNATURE PAGE TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
                           DATED AS OF AUGUST 31, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Amended and Restated Registration Rights Agreement dated as of August 31, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, a Purchaser thereunder.

                                    PURCHASER:


                                    /s/ [ILLEGIBLE]
                                    ----------------------------------
                                    Signature

                                    ESRU Investments LLC
                                    ----------------------------------
                                    Print Name

                                    Address:

                                    9 East Loockerman Street
                                    ----------------------------------
                                    Dover, Delaware 19901
                                    ----------------------------------
                                    U S A
                                    ----------------------------------

                                    ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
                           DATED AS OF AUGUST 31, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Amended and Restated Registration Rights Agreement dated as of August 31, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, a Purchaser thereunder.

                                    PURCHASER:


                                    /s/ [ILLEGIBLE]
                                    ----------------------------------
                                    Signature

                                    Integrity Holdings Ltd.
                                    ----------------------------------
                                    Print Name

                                    Integrity Holdings Ltd.

                                    Address:

                                    Sandringham House
                                    ----------------------------------
                                    83 Shirley Street
                                    ----------------------------------
                                    P.O. Box N-3247
                                    ----------------------------------
                                    Nassau Bahamas
                                    ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
                           DATED AS OF AUGUST 31, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Amended and Restated Registration Rights Agreement dated as of August 31, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, a Purchaser thereunder.

                                    PURCHASER:


                                    /s/ [ILLEGIBLE]
                                    ----------------------------------
                                    Signature


                                    ----------------------------------
                                    Print Name

                                    Address:

                                    JEMIAK LTD.
                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
                           DATED AS OF AUGUST 31, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Amended and Restated Registration Rights Agreement dated as of August 31, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, a Purchaser thereunder.

                                    PURCHASER:

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                    /s/ Tony J. Pantuso
                                    ----------------------------------
                                    Signature

                                    Tony J. Pantuso
                                    ----------------------------------
                                    Print Name

                                    Address:


                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
                           DATED AS OF AUGUST 31, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Amended and Restated Registration Rights Agreement dated as of August 31, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, a Purchaser thereunder.

                                    PURCHASER:

                                    MORGAN STANLEY DEAN WITTER EQUITY FUNDING,
                                    INC.


                                    /s/ David R. Powers
                                    ----------------------------------
                                    Signature

                                    David R. Powers
                                    ----------------------------------
                                    Print Name

                                    Address:

                                    c/o Morgan Stanley Dean Witter
                                    ----------------------------------
                                    1585 Broadway
                                    ----------------------------------
                                    36th Floor
                                    ----------------------------------
                                    New York, NY 10036
                                    ----------------------------------
                                    Attn: David R. Powers

                                     ANNEX I

                           Holders of Restricted Stock

Chase Venture Capital Associates, L.P.
380 Madison Avenue, 12th floor
New York, NY 10017
Attn: Mr. I. Robert Greene

The Fl@tiron Fund LLC
257 Park Avenue South
New York, NY 10010
Attn: Mr. Fred Wilson

Flatiron Fund 1998/99, LLC
257 Park Avenue South
New York, NY 10010
Attn: Mr. Fred Wilson

New York City Investment Fund, LLC
One Battery Park Plaza
New York, NY 10004
Attn: Janice Roberts

Albert S. Waxman, Ph.D.
c/o Psilos Group Partners, L.P.
152 West 57th Street, 33rd Floor
New York, New York 10011

David Rockefeller
Rockefeller & Co.
30 Rockefeller Plaza
New York, NY 10112

Henry R. Kravis
c/o Kohlberg Kravis Roberts & Co.
9 West 57th Street, Suite 4200
New York, NY 10019

Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA 95052
Attn: George Powlick

Warburg, Pincus Equity Partners, L.P.
466 Lexington Avenue
New York, NY 10017-3147

Warburg, Pincus Ventures International, L.P.
466 Lexington Avenue
New York, NY 10017-3147

Aurora Investments LLC
c/o Kohlberg Kravis Roberts & Co.
9 West 57th Street, Suite 4200
New York, NY 10019


                                       20